UNCERTAIN TAX POSITION	12 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Tax Uncertainties Disclosure [Text Block]
NOTE 13 – UNCERTAIN TAX POSITION

In the normal course of its business, our Company, including in particular Zhejiang Zhengkang and Wenzhou Zhengfeng, may be subject to challenges from various PRC taxing authorities regarding the amounts of taxes due. Although the Company’s management believes the Company has paid all accrued for all taxes owed by the Company, from time to time, in order for our Company to stay competitive in the market, we may need to accept unfavorable contract terms from our clients, including the accrue of account receivables for the delivery of our products until the completion of a certain construction project and without recognizing the revenue in the interim. PRC taxing authorities may also take the position that the Company owes more taxes than it has paid based on transactions conducted by ZK Pipe, which may be deemed a resident enterprise, thereby resulting in taxable liability for Zhejiang Zhengkang.

In addition, the Company recorded a potential tax liability of $ $8,231,511  and $6,817,587 for the years ended September 30, 2018 and 2017, respectively, and for the possible underpayment of income and other taxes, not include potential interests or penalties. It is possible that the tax liability of the Company for past taxes may be higher than those amounts. The Company’s management believes it has sufficient cash on hand to adequately meet any tax liability for the underpayment of income and VAT taxes. Additionally, the Company’s management believes it may be able to negotiate with local PRC taxing authorities a reduction to any amounts that such authorities may believe are due and a reduction to any interest or penalties thereon. We have no guarantee that we will be able to negotiate such a reduction. To the extent our Company is able to negotiate such amounts, national-level taxing authorities may take the position that localities are without power to reduce such liabilities, and such PRC taxing authorities may attempt to collect unpaid taxes, interest and penalties in amounts greatly exceeding management’s estimates.

The Company has accrued tax liabilities of $8,231,511 as of September 30, 2018, mostly related to its unpaid income tax and VAT tax, both of which are governed by local tax authority. The total amount of unpaid tax liabilities was accrued based on the calculation using the current prevailing tax rates without including potential interest and penalties because the Company’s management believes that it is unlikely that the interest and penalties would apply in the end if the Company negotiates with the local tax authority to pay all or part of the unpaid tax liabilities. The Company has had unofficial discussions with the local tax authority and the management believes that it is highly possible that the Company will reach an agreement with the local tax authority to result in a settlement of tax liability with a much less amount than the amount currently accrued. The Company has been negotiating with the local tax authority on the settlement continuously. Once the settlement is reached, any interest or penalties associated with those unpaid tax liabilities will most likely be waived or reduced. The management believes that it is very difficult to determine how much interest or penalties will eventually be, or if any of those will be assessed at all. Those potential interests or penalty liabilities are contingent upon the outcome of tax settlement and the management estimates if using current interest and penalty rate stipulated by the tax authority.